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                                CASH TRANSACTIONS

                             CABCO TR FOR BELLSOUTH

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
October 15, 2002                      Receipt of Interest on
                                      BellSouth 6.75%                                $1,518,750.00

October 15, 2002                      Funds Disbursed to
                                      Holders of CABCO
                                      Trust Certificates                             $1,518,750.00
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